UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 3, 2024, Zymeworks Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement dated May 3, 2024 (the “Exchangeable Shares Prospectus Supplement”) to its prospectus dated May 2, 2024, which was included in the automatic shelf registration statement on Form S-3ASR (Registration No. 333-279073) filed by the Company on May 2, 2024 (the “Registration Statement”). The Exchangeable Shares Prospectus Supplement relates to the issuance, from time to time, of up to 570,637 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), issuable upon the exchange of exchangeable shares in the capital of Zymeworks ExchangeCo Ltd., a company existing under the laws of British Columbia and the Company’s indirect subsidiary, which issued the exchangeable shares to certain shareholders of the Company’s predecessor, Zymeworks BC Inc. (formerly known as Zymeworks Inc.) in connection with the previously reported redomicile transactions completed on October 13, 2022.

In addition, on May 3, 2024, the Company filed with the SEC a prospectus supplement dated May 3, 2024 (the “ATM Shares Prospectus Supplement”) to its prospectus dated May 2, 2024, which was included in the Registration Statement. The ATM Shares Prospectus Supplement relates to the offer and sale of shares of Common Stock, from time to time, having an aggregate offering price of up to $150,000,000, through Cantor Fitzgerald & Co. (“Cantor”) acting as sales agent (the “ATM Shares”), pursuant to the sales agreement by and between the Company and Cantor dated as of November 9, 2022 as previously reported. The ATM Shares are being offered and sold pursuant to the Registration Statement, including the prospectus and the ATM Shares Prospectus Supplement.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Copies of the opinions of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating to the legality of (i) the shares of Common Stock covered by the Exchangeable Shares Prospectus Supplement and (ii) the ATM Shares covered by the ATM Shares Prospectus Supplement are attached as Exhibit 5.1 and Exhibit 5.2 hereto, respectively, and each is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

5.2	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

23.2	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: May 3, 2024	By:	/s/ Kenneth Galbraith
	Name:	Kenneth Galbraith
	Title:	Chair, President, Chief Executive Officer and interim Chief Financial Officer

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